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                                                                  Exhibit 10-d-3

                MEMORANDUM OF ADJUSTMENTS TO OUTSTANDING OPTIONS
                   UNDER ROCKWELL INTERNATIONAL CORPORATION'S
                 1988 LONG-TERM INCENTIVES PLAN, 1995 LONG-TERM
                    INCENTIVES PLAN AND DIRECTORS STOCK PLAN


                  Effective upon consummation of the distribution (the "Distribution") by Rockwell International Corporation ("Rockwell") to each holder of shares of Common Stock, par value $1 per share, of Rockwell ("Rockwell Common Stock"), as of the close of business on December 11, 1998 (or, if the conditions set forth in the Distribution Agreement to be entered into between Rockwell and Conexant Systems, Inc. ("Conexant") prior to the Distribution (the "Distribution Agreement") shall not have been satisfied on or before that date, such later date as may be determined by the Rockwell Executive Committee (the "Distribution Record Date")), of one share of Common Stock, par value $1 per share ("Conexant Common Stock"), and one associated preferred share purchase right ("Right"), of Conexant for every two shares of Rockwell Common Stock held by such holder on the Distribution Record Date (subject to satisfaction or waiver of the conditions set forth in the Distribution Agreement), all outstanding options under the Rockwell International Corporation 1988 Long-Term Incentives Plan (the "1988 Plan"), 1995 Long-Term Incentives Plan (the "1995 Plan") and Directors Stock Plan (the "Directors Plan", and, together with the 1988 Plan and the 1995 Plan, the "Rockwell Stock Plans"), pursuant to the equitable adjustment provisions of the applicable Rockwell Stock Plan, shall be adjusted as set forth in this memorandum.

                  As used in this memorandum, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):


                  "Average Price of Conexant Common Stock" means the average of the daily closing prices per share of Conexant Common Stock as reported on Nasdaq for the five consecutive Nasdaq trading days ending on and including the Distribution Date (the "Nasdaq Pre-Distribution Period"), assuming that "when-issued" trading in Conexant Common Stock occurs during the Nasdaq Pre-Distribution Period in daily volume of not less than 1,000 shares (and if on any day (a "Conexant

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         Excluded Day") during the Nasdaq Pre-Distribution Period (i) such trading does not occur in such volume or (ii) such day is a Rockwell Excluded Day, then trading on each Conexant Excluded Day shall not be considered and trading on up to five Substitute Nasdaq Trading Days shall be included so that a total of five trading days are included in the averaging period); provided, that if the Committee shall determine on or before 2:00 p.m. (New York City time) on the first Nasdaq trading day following the Distribution Date that, notwithstanding satisfaction of the 1,000 share per day minimum trading volume requirement, "when-issued" trading on one or more days during the Nasdaq Pre-Distribution Period does not fairly represent the value of Conexant Common Stock, then each such day so determined shall be treated as a Conexant Excluded Day, trading on each Conexant Excluded Day shall not be considered and trading on up to five Substitute Nasdaq Trading Days shall be included so that a total of five trading days are included in the averaging period.


                  "Committee" means the committee appointed by the Rockwell Board of Directors on December 2, 1998 for certain purposes in respect of the option adjustments described in this memorandum.


                  "Conexant Employee" means any individual who, as of the Time of Distribution, (i) will be employed by a member of the Conexant Group or (ii) is a director of Conexant who is not also a director of Rockwell.


                  "Conexant Group" means Conexant Systems, Inc. and its subsidiaries.


                  "Conexant Option" means an option to purchase from Conexant shares of Conexant Common Stock provided to a holder of a Rockwell Option.


                  "Conexant Option Ratio" means the amount obtained by dividing
         (i) the Average Price of Conexant Common Stock by (ii) the Pre-Distribution Average Price of Rockwell Common Stock.


                  "Conexant Option Spread" means (i) with respect to any Conexant Option received by a holder of a Rockwell Split Option pursuant to paragraph (c) of this memorandum that is not subject to paragraph (d) of this memorandum, the Pre-Distribution Rockwell Option Spread

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         of the corresponding Rockwell Split Option minus the Ex-Distribution
         Rockwell Option Spread of such Rockwell Split Option or (ii) with respect to any Conexant Option received by a holder of a Rockwell Split Option pursuant to paragraph (c) of this memorandum that is subject to the provisions of paragraph (d) of this memorandum, (A) the Average Price of Conexant Common Stock minus $1.00, multiplied by (B) the number of shares of Conexant Common Stock subject to such Conexant Option.


                  "Distribution Date" means the date determined by the Rockwell Board of Directors as the date as of which the Distribution will be effected.


                  "Ex-Distribution Average Price of Rockwell Common Stock" means the average of the daily closing prices per share of Rockwell Common Stock trading on an "ex-distribution when-issued" basis as reported on the NYSE Composite Transactions reporting system for the five consecutive NYSE trading days ending on and including the Distribution Date (the "NYSE Pre-Distribution Period"), assuming that "ex-distribution when-issued" trading in Rockwell Common Stock occurs during the NYSE Pre-Distribution Period in daily volume of not less than 1,000 shares (and if on any day (a "Rockwell Excluded Day") during the NYSE Pre-Distribution Period (i) such trading does not occur in such volume or (ii) such day is a Conexant Excluded Day, then trading on each Rockwell Excluded Day shall not be considered and trading on up to five Substitute NYSE Trading Days shall be included so that a total of five trading days are included in the averaging period); provided, that if the Committee shall determine on or before 2:00 p.m. (New York City time) on the first NYSE trading day following the Distribution Date that, notwithstanding satisfaction of the 1,000 share per day minimum trading volume requirement, "ex-distribution when-issued" trading on one or more days during the NYSE Pre-Distribution Period does not fairly represent the value of Rockwell Common Stock
         (excluding the value of the Conexant Common Stock to be distributed in respect thereof), then each such day so determined shall be treated as a Rockwell Excluded Day, trading on each Rockwell Excluded Day shall not be considered and trading on up to five Substitute NYSE Trading Days shall be included so that a total of five trading days are included in the averaging period.


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                  "Ex-Distribution Rockwell Option Spread" means, (i) with
         respect to any Rockwell Split Option (after its being adjusted pursuant to paragraph (c) of this memorandum) that is not subject to paragraph
         (d) of this memorandum, (A) the Ex-Distribution Average Price of Rockwell Common Stock minus the per-share exercise price of such adjusted Rockwell Split Option, multiplied by (B) the number of shares of Rockwell Common Stock subject to such Rockwell Split Option or (ii) with respect to any Rockwell Split Option that is subject to paragraph
         (d) of this memorandum, the Pre-Distribution Rockwell Option Spread of the Rockwell Split Option minus the Conexant Option Spread of the corresponding Conexant Option.


                  "Nasdaq" means the Nasdaq Stock Market, Inc. National Market System.


                  "NYSE" means the New York Stock Exchange.


                  "Pre-Distribution Average Price of Rockwell Common Stock" means the average of the daily closing prices per share of Rockwell Common Stock trading on a "regular way" basis (i.e., including the value of the Conexant Common Stock to be distributed in respect thereof) as reported on the NYSE Composite Transactions reporting system for the NYSE Pre-Distribution Period; provided, that if any day during such period (an "Old Rockwell Excluded Day") is either a Conexant Excluded Day or a Rockwell Excluded Day, then trading on such Old Rockwell Excluded Day shall not be considered and trading on up to five Substitute Old Rockwell Trading Days shall be included so that a total of five trading days are included in the averaging period.


                  "Pre-Distribution Rockwell Option Spread" means, with respect to any Rockwell Split Option (prior to its being adjusted pursuant to paragraph (c) or (d) of this memorandum), (i) the Pre-Distribution Average Price of Rockwell Common Stock minus the per-share exercise price of such unadjusted Rockwell Split Option, multiplied by (ii) the number of shares of Rockwell Common Stock subject to such Rockwell Split Option.



                  "Rockwell Non-Split Option" means a Rockwell Option that was granted prior to January 1, 1990 or after August 31, 1998 and that is not held by a Conexant Employee at the Time of Distribution.


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                  "Rockwell Option" means an option to purchase from Rockwell shares of Rockwell Common Stock granted pursuant to one of the Rockwell Stock Plans.


                  "Rockwell Option Ratio" means the amount obtained by dividing
         (i) the Ex-Distribution Average Price of Rockwell Common Stock by (ii) the Pre-Distribution Average Price of Rockwell Common Stock.


                  "Rockwell Split Option" means a Rockwell Option that was granted between January 1, 1990 and August 31, 1998.


                  "Substitute Nasdaq Trading Day" means the first immediately preceding Nasdaq trading day in the five Nasdaq trading day period immediately preceding the Nasdaq Pre-Distribution Period (the "Nasdaq Earlier Period") that is not already a Substitute Nasdaq Trading Day or an Excluded Nasdaq Trading Day (as defined below), assuming that "when-issued" trading in Conexant Common Stock occurs during the Nasdaq Earlier Period in daily volume of not less than 1,000 shares (and if on any day during the Nasdaq Earlier Period (an "Excluded Nasdaq Trading Day") (i) such trading does not occur in such volume or (ii) such day is an Excluded NYSE Trading Day, then trading on that day shall not be considered a Substitute Nasdaq Trading Day and the next immediately preceding Nasdaq trading day in the Nasdaq Earlier Period shall be considered for purposes of this definition); provided, that if the Committee shall determine on or before 2:00 p.m. (New York City time) on the first Nasdaq trading day following the Distribution Date that, notwithstanding satisfaction of the 1,000 share per day minimum trading volume requirement, "when-issued" trading on such Substitute Nasdaq Trading Day does not fairly represent the value of Conexant Common Stock, then each such day so determined shall be treated as an Excluded Nasdaq Trading Day and shall not be considered as a Substitute Nasdaq Trading Day and the next immediately preceding Nasdaq trading day in the Nasdaq Earlier Period shall be considered for purposes of this definition; provided, further, that if there are an insufficient number of Substitute Nasdaq Trading Days available in the Nasdaq Earlier Period for a total of five trading days to be included in the averaging period for the Average Price of Conexant Common Stock, then up to five Nasdaq trading days (as determined by the Committee)


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         immediately following the Distribution Date shall be included as a
         Substitute Nasdaq Trading Day so that a total of five trading days are included in the averaging period.


                  "Substitute NYSE Trading Day" means the first immediately preceding NYSE trading day in the five NYSE trading day period immediately preceding the NYSE Pre-Distribution Period (the "NYSE Earlier Period") that is not already a Substitute NYSE Trading Day or an Excluded NYSE Trading Day (as defined below), assuming that "ex-distribution when-issued" trading in Rockwell Common Stock occurs during the NYSE Earlier Period in daily volume of not less than 1,000 shares (and if on any day during the NYSE Earlier Period (an "Excluded NYSE Trading Day") (i) such trading does not occur in such volume or
         (ii) such day is an Excluded Nasdaq Trading Day, then trading on that day shall not be considered a Substitute NYSE Trading Day and the next immediately preceding NYSE trading day in the NYSE Earlier Period shall be considered for purposes of this definition); provided, that if the Committee shall determine on or before 2:00 p.m. (New York City time) on the first NYSE trading day following the Distribution Date that, notwithstanding satisfaction of the 1,000 share per day minimum trading volume requirement, "ex-distribution when-issued" trading on such Substitute NYSE Trading Day does not fairly represent the value of Rockwell Common Stock (i.e., without the value of the Conexant Common Stock to be distributed in respect thereof), then each such day so determined shall be treated as an Excluded NYSE Trading Day and shall not be considered as a Substitute NYSE Trading Day and the next immediately preceding NYSE trading day in the NYSE Earlier Period shall be considered for purposes of this definition; provided, further, that if there are an insufficient number of Substitute NYSE Trading Days available in the NYSE Earlier Period for a total of five trading days to be included in the averaging period for the Average Price of Rockwell Common Stock, then up to five NYSE trading days (as determined by the Committee) immediately following the Distribution Date shall be included as a Substitute NYSE Trading Day so that a total of five trading days are included in the averaging period.


                  "Substitute Old Rockwell Trading Day" means the first immediately preceding NYSE trading day in the


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         NYSE Earlier Period that is not already a Substitute Old Rockwell
         Trading Day, an Excluded Nasdaq Trading Day or an Excluded NYSE Trading Day; provided, that if there are an insufficient number of Substitute Old Rockwell Trading Days available in the NYSE Earlier Period for a total of five trading days to be included in the averaging period for the Pre-Distribution Average Price of Rockwell Common Stock, then notwithstanding any other provision of this memorandum up to five NYSE trading days (as determined by the Committee) that would otherwise have been excluded during the NYSE Pre-Distribution Period or the NYSE Earlier Period shall be included as Substitute Old Rockwell Trading Days so that a total of five trading days are included in the averaging period.


                  "Time of Distribution" means the close of business on the Distribution Date.


                  The adjustments shall be made as follows:

                           (a) Each Rockwell Non-Split Option that is outstanding as of the Time of Distribution shall be adjusted so that the per-share exercise price of such Rockwell Non-Split Option will equal the per-share exercise price of such Rockwell Non-Split Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Rockwell Option Ratio. The number of shares of Rockwell Common Stock subject to such Rockwell Non-Split Option shall be adjusted by multiplying the number of shares of Rockwell Common Stock subject thereto immediately prior to the Time of Distribution by the reciprocal of the Rockwell Option Ratio and, if any resultant fractional share exists, rounded down to the nearest whole share. Such Rockwell Non-Split Option will otherwise have the same terms and conditions as those in effect prior to the adjustment, except as provided in paragraph (f) below.

                           (b) Each Rockwell Option held by a Conexant Employee that is outstanding as of the Time of Distribution shall be and become a Conexant Option. The per-share exercise price of such Conexant Option will equal the per-share exercise price of such Rockwell Option being replaced immediately prior to the Time of Distribution, multiplied by the Conexant Option


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         Ratio. The number of shares of Conexant Common Stock subject to the
         Conexant Option will equal the number of shares subject to such Rockwell Option being replaced immediately prior to the Time of Distribution, multiplied by the reciprocal of the Conexant Option Ratio, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share. Such Conexant Option will otherwise have substantially the same terms and conditions as the corresponding Rockwell Option being replaced, except as provided in paragraph (e) below and except that references to Rockwell will be changed to refer to Conexant and references to any of the Rockwell Stock Plans will be changed to refer to the Conexant 1998 Stock Option Plan.

                           (c) Each Rockwell Split Option held by any person (other than a Conexant Employee) that is outstanding as of the Time of Distribution shall be adjusted so that the per-share exercise price of such Rockwell Split Option will equal the per-share exercise price of such Rockwell Split Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Rockwell Option Ratio, subject to the provisions of paragraph (d) below. The number of shares subject to the adjusted Rockwell Split Option will equal the number of shares subject to such Rockwell Split Option immediately prior to the Time of Distribution. Such adjusted Rockwell Split Option will otherwise have the same terms and conditions as those in effect prior to the adjustment, except as provided in paragraph (f) below. In addition, each person (other than a Conexant Employee) holding a Rockwell Split Option will receive a Conexant Option. The number of shares of Conexant Common Stock subject to such Conexant Option will equal one-half the number of shares subject to such Rockwell Split Option immediately prior to the Time of Distribution, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share. Subject to the provisions of paragraph (d) below, the Conexant Option will have a per-share exercise price equal to (i) the Average Price of Conexant Common Stock, minus (ii) the amount obtained by dividing the Conexant Option Spread of such Conexant Option by the number of shares of Conexant Common Stock subject to such


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         Conexant Option. Such Conexant Option will otherwise have substantially the same terms and conditions as the corresponding Rockwell Split
         Option being adjusted, except as provided in paragraph (e) below and except that references to Rockwell will be changed to refer to Conexant and references to any of the Rockwell Stock Plans will be changed to refer to the Conexant 1998 Stock Option Plan.

                           (d) Notwithstanding anything to the contrary contained herein, if the per-share exercise price of the Conexant Option determined in accordance with paragraph (c) above results in a price less than $1.00, the per-share exercise price of such Conexant Option shall be deemed to be $1.00 and the per-share exercise price of the corresponding Rockwell Split Option shall be determined in accordance with this paragraph (d). In such case, the per-share exercise price of the Rockwell Split Option will be adjusted to equal
         (i) the Ex-Distribution Average Price of Rockwell Common Stock, minus
         (ii) the amount obtained by dividing the Ex-Distribution Rockwell Option Spread of such Rockwell Split Option by the number of shares of Rockwell Common Stock subject to such Rockwell Split Option.

                           (e) Any Conexant Option received by a holder pursuant to the adjustments to such holder's Rockwell Option provided for in this memorandum that would otherwise by its terms expire after the Time of Distribution and on or before March 31, 1999 shall not expire until April 30, 1999.

                           (f) Any Rockwell Option (as adjusted pursuant to the provisions of this memorandum) granted after March 1, 1989 that would otherwise by its terms expire after the Time of Distribution and before January 31, 1999 shall not expire until January 31, 1999.

                           (g) For purposes of determining the exercisability of any Rockwell Non-Split Option granted effective on or after October 5, 1998 and designated as subject to performance vesting, the adjusted exercise price determined as provided for in this memorandum shall be substituted for the original exercise price of such Rockwell Non-Split Option prior to adjustment, and such options shall become exercisable as to the total number of shares of Rockwell Common Stock covered


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         thereby then outstanding on the date on which the closing price of
         Rockwell Common Stock as reported on the NYSE Composite Transactions reporting system shall have been at least 150% of such adjusted exercise price for at least twenty consecutive trading days or, if earlier, on October 5, 2007.


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